UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): April 17, 2020

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 N. Orlando Avenue, Suite 200 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.

As previously reported, on December 11, 2019, IZEA Worldwide, Inc. (the "Company") received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC ("Nasdaq") stating that the Company had been granted an additional 180-day period, or until June 8, 2020, to regain compliance with the minimum bid price requirement of $1.00 per share required for continued inclusion on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the "Bid Price Rule").

On April 17, 2020, the Company received a notification letter from Nasdaq stating that, in response to the COVID-19 pandemic and related market conditions, Nasdaq had filed a rule change with the Securities and Exchange Commission to suspend the compliance period for the Bid Price Rule through June 30, 2020. As a result, the Company has until August 24, 2020 to regain compliance to the Bid Price Rule.

If at any time during the suspension period through June 30, 2020 or during the remaining compliance period from July 1, 2020 through August 24, 2020, the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of 10 consecutive business days, Nasdaq staff have stated it will provide written confirmation of compliance. If compliance cannot be demonstrated by August 24, 2020, Nasdaq staff will provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal the staff’s determination to a hearings panel. We can give no assurance that the Company will regain or demonstrate compliance by August 24, 2020 or that Nasdaq would grant any request for an appeal to a hearings panel.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate," or other comparable terms. Examples of forward-looking statements include statements regarding regaining compliance with the Bid Price Rule. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2020. The forward-looking statements made in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: April 20, 2020	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer